Loss per share	6 Months Ended
Jun. 30, 2023
Loss per share
Loss per share

7Loss per share

Basic earnings per share, in this case a loss per share, is calculated by dividing the loss for the period attributable to ordinary equity holders of the parent by the number of ordinary shares outstanding.

Because a net loss for all period presented has been reported, diluted loss per share is the same as basic loss per share. Therefore, all potentially dilutive common stock equivalents are antidilutive and have been excluded from the calculation of net loss per share.

The calculation of loss per share is based on the following data:

	6 months ended	6 months ended
	June 30,	June 30,
	2023	2022
	£ 000	£ 000
Net loss for the period	(11,770)	(17,021)
	£	£
Basic and diluted loss per share	(0.06)	(0.10)
	No. of shares	No. of shares
Weighted average issued shares	185,639,462	178,329,218